FOURTH QUARTER & FULL YEAR 2016 EARNINGS CONFERENCE CALL February 10, 2017

Overview Page 2 See reconciliations of organic revenue change on pages 20 and 21, and adjusted diluted EPS on pages 25 and 26. • Total revenue increased 3.1% in both Q4 and the full year • Organic revenue growth was 5.3% in Q4 and 5.0% for the full year • FY-16 operating margin was 12.0%, an improvement of 50 bps • FY-16 diluted EPS was $1.49, and was $1.37 as adjusted for sales of businesses and tax items, a 13.2% increase from comparable FY-15 • Repurchased 13 million shares during 2016 • Increased quarterly dividend 20% and authorized new $300 million share repurchase program

2016 2015 Revenue 2,264.5$ 2,196.2$ Salaries and Related Expenses 1,309.4 1,235.1 Office and General Expenses 470.0 504.7 Operating Income 485.1 456.4 Interest Expense (21.8) (23.3) Interest Income 4.0 5.0 Other Expense, net (26.2) (10.3) Income Before Income Taxes 441.1 427.8 Provision for Income Taxes 106.1 145.4 Equity in Net Income of Unconsolidated Affiliates 1.9 0.5 Net Income 336.9 282.9 Net Income Attributable to Noncontrolling Interests (19.3) (22.6) 317.6$ 260.3$ Earnings per Share Available to IPG Common Stockholders: Basic 0.81$ 0.65$ Diluted 0.78$ 0.63$ Weighted-Average Number of Common Shares Outstanding: Basic 393.5 403.4 Diluted 405.2 412.3 Dividends Declared per Common Share 0.15$ 0.12$ Three Months Ended December 31, Net Income Available to IPG Common Stockholders Operating Performance (Amounts in Millions, except per share amounts) Page 3

2016 2015 Total Organic 2016 2015 Total Organic IAN 1,865.6$ 1,793.6$ 4.0% 6.7% 6,318.9$ 6,144.9$ 2.8% 5.3% CMG 398.9$ 402.6$ (0.9%) (0.9%) 1,527.7$ 1,468.9$ 4.0 3.6 Change Twelve Months Ended Change Three Months Ended December 31, December 31, $ % Change $ % Change December 31, 2015 2,196.2$ 7,613.8$ Total change 68.3 3.1% 232.8 3.1% Foreign currency (43.8) (2.0%) (159.7) (2.1%) Net acquisitions/(divestitures) (4.5) (0.2%) 15.3 0.2% Organic 116.6 5.3% 377.2 5.0% December 31, 2016 2,264.5$ 7,846.6$ Three Months Ended Twelve Months Ended Revenue ($ in Millions) Page 4 See reconciliations of segment organic revenue change on pages 20 and 21. Integrated Agency Networks (“IAN”): McCann Worldgroup, FCB (Foote, Cone & Belding), MullenLowe Group, IPG Mediabrands, our digital specialist agencies and our domestic integrated agencies Constituency Management Group (“CMG”): Weber Shandwick, Golin, Jack Morton, FutureBrand, Octagon and our other marketing service specialists

Total Organic Total Organic United States 3.1% 3.3% 4.7% 4.4% International 3.2% 7.8% 0.7% 5.8% United Kingdom (0.1%) 11.7% 1.2% 8.5% Continental Europe 4.2% 11.1% 0.4% 5.7% Asia Pacific 8.8% 7.5% 0.7% 1.7% Latin America (0.7%) 5.0% (2.8%) 12.2% All Other Markets (1.4%) 0.9% 3.9% 4.8% Worldwide 3.1% 5.3% 3.1% 5.0% Three Months Ended December 31, 2016 Twelve Months Ended December 31, 2016 Geographic R venue Change Page 5 “All Other Markets” includes Canada, Africa and the Middle East. See reconciliations of organic revenue change on pages 20 and 21.

(0.9%) 0.9% 3.8% 3.7% (10.8%) 7.0% 6.1% 0.7% 2.8% 5.5% 6.1% 5.0% (12.0%) (10.0%) (8.0%) (6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q4-05 Q4-06 Q4-07 Q4-08 Q4-09 Q4-10 Q4-11 Q4-12 Q4-13 Q4-14 Q4-15 Q4-16 Organic Revenue Growth Page 6 See reconciliation on page 22. Trailing Twelve Months

Salaries & Related 2016 2015 $ Total Organic Three Months Ended December 31, 1,309.4$ 1,235.1$ 74.3$ 6.0% 8.2% % of Revenue 57.8% 56.2% Three months severance 14.0$ 22.1$ (8.1)$ (36.7%) % of Revenue 0.6% 1.0% Twelve Months Ended December 31, 5,038.1$ 4,857.7$ 180.4$ 3.7% 5.7% % of Revenue 64.2% 63.8% Twelve months severance 70.0$ 71.3$ (1.3)$ (1.8%) % of Revenue 0.9% 0.9% Office & General 2016 2015 $ Total Organic Three Months Ended December 31, 470.0$ 504.7$ (34.7)$ (6.9%) (3.7%) % of Revenue 20.8% 23.0% Three months occupancy expense (ex-D&A) 128.1$ 127.2$ 0.9$ 0.7% % of Revenue 5.7% 5.8% Twelve Months Ended December 31, 1,870.5$ 1,884.2$ (13.7)$ (0.7%) 2.0% % of Revenue 23.8% 24.7% Twelve months occupancy expense (ex-D&A) 507.1$ 481.6$ 25.5$ 5.3% % of Revenue 6.5% 6.3% Change Change See reconciliations of organic measures on pages 20 and 21. Operating Expenses ($ in Millions) Page 7

Operating Margin Page 8 Trailing Twelve Months For the twelve months ended December 31, 2013, reported operating income of $598.3 includes our Q4 2013 restructuring charge of $60.6. Excluding this charge, adjusted operating income was $658.9, and adjusted operating margin is represented in green. ($ in Millions) (1.7%) 1.7% 5.3% 8.5% 5.7% 8.4% 9.8% 9.8% 8.4% 10.5% 11.5% 12.0% 9.3% (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q4-05 Q4-06 Q4-07 Q4-08 Q4-09 Q4-10 Q4-11 Q4-12 Q4-13 Q4-14 Q4-15 Q4-16

(1) Includes losses on completed dispositions of businesses and the classification of certain assets as held for sale. (2) In 2016 we early adopted Financial Accounting Standards Board Accounting Standards Update 2016-09. (3) During Q4 2016, we recognized a benefit related to refunds to be claimed on future amended U.S. federal returns for tax years 2014 and 2015 primarily related to foreign tax credits and, to a lesser extent, research and development credits based on the conclusion of multi-year studies. As Reported Net Losses on Sales of Businesses Adoption of ASU 2016-09 U.S. Federal Tax Credits Adjusted Results Income Before Income Taxes 441.1$ (25.3)$ 466.4$ Provision for Income Taxes 106.1 2.0 (0.1)$ 37.4$ 145.4 Effective Tax Rate 24.1% 31.2% Diluted EPS Components: Net Income Available to IPG Common Stockholders 317.6$ (23.3)$ (0.1)$ 37.4$ 303.6$ Weighted-Average Number of Common Shares Outstanding 405.2 1.0 404.2 Earnings Per Share Available to IPG Common Stockholders 0.78$ (0.06)$ (0.00)$ 0.09$ 0.75$ Three Months Ended December 31, 2016 Adjusted Diluted Earnings Per Share Page 9 (Amounts in Millions, except per share amounts) (1) (2) See full reconciliations of adjusted diluted earnings per share on page 24. (3)

As Reported Net Losses on Sales of Businesses Valuation Allowance Reversals Adoption of ASU 2016-09 Settlement of Certain Tax Positions U.S. Federal Tax Credits Adjusted Results Income Before Income Taxes 830.2$ (41.4)$ 871.6$ Provision for Income Taxes 198.0 2.4 12.2$ 10.4$ 23.4$ 44.6$ 291.0 Effective Tax Rate 23.8% 33.4% Diluted EPS Components: Net Income Available to IPG Common Stockholders 608.5$ (39.0)$ 12.2$ 10.4$ 23.4$ 44.6$ 556.9$ Weighted-Average Number of Common Shares Outstanding 408.0 1.0 407.0 Earnings Per Share Available to IPG Common Stockholders 1.49$ (0.10)$ 0.03$ 0.03$ 0.06$ 0.11$ 1.37$ Twelve Months Ended December 31, 2016 Adjusted Diluted Earnings Per Share Page 10 (Amounts in Millions, except per share amounts) See full reconciliations of adjusted diluted earnings per share on page 25. (1) Includes losses on completed dispositions of businesses and the classification of certain assets as held for sale. (2) During Q1 2016, we recorded valuation allowance reversals as a consequence of the disposition of certain businesses in Continental Europe. (3) In 2016 we early adopted Financial Accounting Standards Board Accounting Standards Update 2016-09. (4) During Q2 2016, we released reserves related to the conclusion and settlement of a tax examination of previous tax years. (5) In 2016 we recognized a benefit related to refunds to be claimed on future amended U.S. federal returns for tax years 2014 and 2015 primarily related to foreign tax credits and, to a lesser extent, research and development credits based on the conclusion of multi-year studies. (1) (2) (3) (4) (5)

Balance Sheet – Current Portion ($ in Millions) Page 11 December 31, December 31, 2016 2015 CURRENT ASSETS: Cash and cash equivalents 1,097.6$ 1,502.9$ Marketable securities 3.0 6.8 Accounts receivable, net 4,389.7 4,361.0 Expenditures billable to clients 1,518.1 1,594.4 Assets held for sale 203.2 12.1 Other current assets 226.4 215.9 Total current assets 7,438.0$ 7,693.1$ CURRENT LIABILITIES: Accounts payable 6,303.6$ 6,689.2$ Accrued liabilities 794.0 748.4 Short-term borrowings 85.7 132.9 Current portion of long-term debt 323.9 1.9 Liabilities held for sale 198.8 11.9 Total current liabilities 7,706.0$ 7,584.3$ (1) (1) Our 2.25% Senior Notes are due November 15, 2017.

Cash Flow ($ in Millions) Page 12 2016 2015 NET INCOME 633$ 481$ OPERATING ACTIVITIES Depreciation & amortization 251 233 Deferred taxes 46 49 Non-cash loss on sales of businesses 41 50 Other non-cash items 52 35 Change in working capital, net (414) (99) Change in other non-current assets & liabilities (96) (60) Net cash provided by Operating Activities 513 689 INVESTING ACTIVITIES Capital expenditures (201) (161) Acquisitions, net of cash acquired (52) (29) Other investing activities (15) (10) Net cash used in Investing Activities (268) (200) FINANCING ACTIVITIES Repurchase of common stock (303) (285) Common stock dividends (238) (196) Net (decrease) increase in short-term bank borrowings (56) 52 Acquisition-related payments (40) (53) Tax payments for employee shares withheld (23) (18) Distributions to noncontrolling interests (14) (16) Excess tax benefit from share-based payment arrangements - 10 Exercise of stock options 10 14 Other financing activities (2) 1 Net cash used in Financing Activities (666) (491) Currency Effect 12 (156) Decrease in Cash & S/T Marketable Securities (409)$ (158)$ Twelve Months Ended December 31, (1) Excludes net purchases, sales and maturities of short-term marketable securities. See reconciliation on page 23. (2) As part of the adoption of FASB ASU 2016-09, we have reclassified the tax payments for employee shares withheld balance into Financing Activities in both periods presented. This amount was previously included in Change in working capital, net in Operating Activities. Additionally, the excess tax benefit from share-based payment arrangements amount is now reflected within Net Income for Q4 2016, as prospective adoption was required. (1) (2) (2)

$2,325 $2,102 $1,908 $1,701 $1,738 $1,623 $1,641 $1,706 $1,745 $1,690 $1,000 $1,500 $2,000 $2,500 $3,000 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 $2,411 Total Debt (1) ($ in Millions) Page 13 (2) (1) Includes current portion of long-term debt, short-term borrowings and long-term debt. (2) Includes our November 2012 debt issuances of $800 aggregate principal amount of Senior Notes, which pre-funded our plan to redeem a similar amount of debt in 2013. December 31,

473 466 432 421 419 408 398 392 85 75 49 22 6 8 10 10 300 350 400 450 500 550 600 2010 2011 2012 2013 2014 2015 2016 As of December 31, 2016 Basic Shares Dilutive Shares 481 443 425 541 558 416 408 402 Total Shares: Basic and Eligible for Dilution (1) Page 14 (1) Includes basic common shares outstanding, restricted shares and in-the-money stock options, and convertible debt and preferred stock eligible for dilution. (2) Equals weighted-average shares outstanding as defined above for the twelve months ending December 31st for the periods presented. Weighted-average (Amounts in Millions) (2)

• Organic revenue growth at the high-end of our increased growth target along with strong operating margin expansion • Continuing traction from key strategic initiatives  Quality of our agency offerings, creative talent, embedded and specialty digital, and “open architecture” solutions  Strength in high-growth disciplines and largest regions  Effective expense management • Focus on additional margin improvement • Financial strength continues to be a source of value creation  Increased dividend  New share repurchase authorization Summary Page 15

Appendix

2016 2015 Revenue 7,846.6$ 7,613.8$ Salaries and Related Expenses 5,038.1 4,857.7 Office and General Expenses 1,870.5 1,884.2 Operating Income 938.0 871.9 Interest Expense (90.6) (85.8) Interest Income 20.1 22.8 Other Expense, net (37.3) (46.7) Income Before Income Taxes 830.2 762.2 Provision for Income Taxes 198.0 282.8 Equity in Net Income of Unconsolidated Affiliates 0.3 1.1 Net Income 632.5 480.5 Net Income Attributable to Noncontrolling Interests (24.0) (25.9) 608.5$ 454.6$ Earnings per Share Available to IPG Common Stockholders: Basic 1.53$ 1.11$ Diluted 1.49$ 1.09$ Weighted-Average Number of Common Shares Outstanding: Basic 397.9 408.1 Diluted 408.0 415.7 Dividends Declared per Common Share 0.60$ 0.48$ Net Income Available to IPG Common Stockholders Twelve Months Ended December 31, Operating Performance (Amounts in Millions, except per share amounts) Page 17

2016 2015 NET INCOME 337$ 283$ OPERATING ACTIVITIES Depreciation & amortization 71 63 Deferred taxes 43 83 Non-cash loss on sales of businesses 25 12 Other non-cash items 9 9 Change in working capital, net 78 484 Change in other non-current assets & liabilities (22) (8) Net cash provided by Operating Activities 541 926 INVESTING ACTIVITIES Capital expenditures (87) (80) Acquisitions, net of cash acquired (4) (23) Other investing activities (6) (9) Net cash used in Investing Activities (97) (112) FINANCING ACTIVITIES Repurchase of common stock (110) (113) Common stock dividends (59) (49) Net (decrease) increase in short-term bank borrowings (22) 27 Acquisition-related payments (4) (21) Distributions to noncontrolling interests (3) (3) Exercise of stock options - 2 Other financing activities (1) (1) Net cash used in Financing Activities (199) (158) Currency Effect (39) (28) Increase in Cash & S/T Marketable Securities 206$ 628$ Three Months Ended December 31, Cash Flow ($ in Millions) Page 18

Q1 Q2 Q3 Q4 FY 2016 Depreciation and amortization of fixed assets and intangible assets 38.0$ 39.8$ 39.7$ 42.7$ 160.2$ Amortization of restricted stock and other non-cash compensation 23.1 16.8 19.1 26.6 85.6 Net amortization of bond discounts and deferred financing costs 1.4 1.4 1.4 1.4 5.6 Q1 Q2 Q3 Q4 FY 2015 Depreciation and amortization of fixed assets and intangible assets 38.7$ 39.5$ 38.1$ 40.7$ 157.0$ Amortization of restricted stock and other non-cash compensation 16.8 16.4 16.5 20.6 70.3 Net amortization of bond discounts and deferred financing costs 1.4 1.4 1.4 1.6 5.8 2016 2015 Depreciation and Amortization ($ in Millions) Page 19

Three Months Ended December 31, 2015 Foreign Currency Net Acquisitions / (Divestitures) Three Months Ended December 31, 2016 Organic Total Segment Revenue IAN 1,793.6$ (32.3)$ (15.8)$ 120.1$ 1,865.6$ 6.7% 4.0% CMG 402.6 (11.5) 11.3 (3.5) 398.9 (0.9%) (0.9%) Total 2,196.2$ (43.8)$ (4.5)$ 116.6$ 2,264.5$ 5.3% 3.1% Geographic United States 1,221.1$ -$ (2.7)$ 40.2$ 1,258.6$ 3.3% 3.1% International 975.1$ (43.8) (1.8) 76.4 1,005.9 7.8% 3.2% United Kingdom 200.7 (34.7) 10.9 23.5 200.4 11.7% (0.1%) Continental Europe 222.4 (4.2) (11.1) 24.6 231.7 11.1% 4.2% Asia Pacific 280.5 1.5 2.3 21.0 305.3 7.5% 8.8% Latin America 117.8 (3.0) (3.7) 5.9 117.0 5.0% (0.7%) All Other Markets 153.7 (3.4) (0.2) 1.4 151.5 0.9% (1.4%) Worldwide 2,196.2$ (43.8)$ (4.5)$ 116.6$ 2,264.5$ 5.3% 3.1% Expenses Salaries & Related 1,235.1$ (23.6)$ (3.2)$ 101.1$ 1,309.4$ 8.2% 6.0% Office & General 504.7 (10.6) (5.4) (18.7) 470.0 (3.7%) (6.9%) Total 1,739.8$ (34.2)$ (8.6)$ 82.4$ 1,779.4$ 4.7% 2.3% Components of Change Change Organic Reconciliation of Organic Measures ($ in Millions) Page 20

Twelve Months Ended December 31, 2015 Foreign Currency Net Acquisitions / (Divestitures) Twelve Months Ended December 31, 2016 Organic Total Segment Revenue IAN 6,144.9$ (128.8)$ (21.7)$ 324.5$ 6,318.9$ 5.3% 2.8% CMG 1,468.9 (30.9) 37.0 52.7 1,527.7 3.6% 4.0% Total 7,613.8$ (159.7)$ 15.3$ 377.2$ 7,846.6$ 5.0% 3.1% Geographic United States 4,475.5$ -$ 14.2$ 195.1$ 4,684.8$ 4.4% 4.7% International 3,138.3 (159.7) 1.1 182.1 3,161.8 5.8% 0.7% United Kingdom 687.7 (77.8) 27.6 58.2 695.7 8.5% 1.2% Continental Europe 697.2 (8.1) (29.2) 39.9 699.8 5.7% 0.4% Asia Pacific 916.9 (13.4) 3.8 15.7 923.0 1.7% 0.7% Latin America 383.5 (43.5) (14.0) 46.7 372.7 12.2% (2.8%) All Other Markets 453.0 (16.9) 12.9 21.6 470.6 4.8% 3.9% Worldwide 7,613.8$ (159.7)$ 15.3$ 377.2$ 7,846.6$ 5.0% 3.1% Expenses Salaries & Related 4,857.7$ (99.7)$ 2.2$ 277.9$ 5,038.1$ 5.7% 3.7% Office & General 1,884.2 (43.6) (8.7) 38.6 1,870.5 2.0% (0.7%) Total 6,741.9$ (143.3)$ (6.5)$ 316.5$ 6,908.6$ 4.7% 2.5% Components of Change Change Organic Reconciliation of Organic Measures ($ in Millions) Page 21

Reconciliation of Organic Revenue Growth

		Components of Change During the Period			
Last Twelve Months Ending	Beginning of Period Revenue	Foreign Currency	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (56.2)	$ 6,263.8
3/31/06	6,323.8	(10.9)	(132.6)	81.5	6,261.8
6/30/06	6,418.4	(8.8)	(157.5)	(68.5)	6,183.6
9/30/06	6,335.9	(13.9)	(140.4)	15.6	6,197.2
12/31/06	6,263.8	20.7	(165.5)	57.8	6,176.8
3/31/07	6,261.8	78.4	(147.2)	16.0	6,209.0
6/30/07	6,183.6	102.4	(124.7)	166.6	6,327.9
9/30/07	6,197.2	137.3	(110.9)	209.2	6,432.8
12/31/07	6,176.8	197.5	(70.7)	233.1	6,536.7
3/31/08	6,209.0	217.8	(45.9)	280.6	6,661.5
6/30/08	6,327.9	244.8	(12.6)	282.4	6,842.5
9/30/08	6,432.8	237.4	32.8	317.2	7,020.2
12/31/08	6,536.7	71.5	87.6	243.0	6,938.8
3/31/09	6,661.5	(88.3)	114.7	91.9	6,779.8
6/30/09	6,842.5	(286.2)	139.2	(275.3)	6,420.2
9/30/09	7,020.2	(390.1)	115.2	(636.4)	6,108.9
12/31/09	6,938.8	(251.6)	69.1	(748.9)	6,007.4
3/31/10	6,779.8	(88.2)	36.0	(705.4)	6,022.2
6/30/10	6,420.2	59.1	2.0	(316.9)	6,164.4
9/30/10	6,108.9	117.7	9.6	60.1	6,296.3
12/31/10	6,007.4	63.3	17.0	419.6	6,507.3
3/31/11	6,022.2	21.0	18.2	583.7	6,645.1
6/30/11	6,164.4	61.5	12.4	535.8	6,774.1
9/30/11	6,296.3	119.1	(7.7)	539.5	6,947.2
12/31/11	6,507.3	122.2	(8.6)	393.7	7,014.6
3/31/12	6,645.1	92.9	(1.4)	310.0	7,046.6
6/30/12	6,774.1	(14.3)	14.5	247.3	7,021.6
9/30/12	6,947.2	(117.2)	39.7	95.8	6,965.5
12/31/12	7,014.6	(147.6)	41.8	47.4	6,956.2
3/31/13	7,046.6	(143.7)	48.2	41.3	6,992.4
6/30/13	7,021.6	(111.4)	56.9	65.8	7,032.9
9/30/13	6,965.5	(80.3)	49.5	128.2	7,062.9
12/31/13	6,956.2	(80.4)	50.3	196.2	7,122.3
3/31/14	6,992.4	(89.9)	51.2	263.1	7,216.8
6/30/14	7,032.9	(80.6)	51.6	308.1	7,312.0
9/30/14	7,062.9	(53.5)	74.3	369.0	7,452.7
12/31/14	7,122.3	(75.5)	95.3	395.0	7,537.1
3/31/15	7,216.8	(125.7)	98.4	386.1	7,575.6
6/30/15	7,312.0	(223.5)	85.3	426.5	7,600.3
9/30/15	7,452.7	(336.2)	58.3	449.9	7,624.7
12/31/15	7,537.1	(408.5)	23.7	461.5	7,613.8
3/31/16	7,575.6	(388.5)	11.9	480.8	7,679.8
6/30/16	7,600.3	(315.6)	10.8	426.1	7,721.6
9/30/16	7,624.7	(237.5)	16.4	374.7	7,778.3
12/31/16	7,613.8	(159.7)	15.3	377.2	7,846.6

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($ in Millions)

2016 2015 INVESTING ACTIVITIES Net cash used in Investing Activities per presentation (268)$ (200)$ Net purchases, sales and maturities of short-term marketable securities, net 4 - Net cash used in Investing Activities as reported (264)$ (200)$ Twelve Months Ended December 31,Reconciliation of Investing Cash Flow ($ in Millions) Page 23

As Reported Net Losses on Sales of Businesses Adoption of ASU 2016-09 U.S. Federal Tax Credits Adjusted Results Income Before Income Taxes 441.1$ (25.3)$ 466.4$ Provision for Income Taxes 106.1 2.0 (0.1)$ 37.4$ 145.4 Effective Tax Rate 24.1% 31.2% Equity in Net Income of Unconsolidated Affiliates 1.9 1.9 Net Income Attributable to Noncontrolling Interests (19.3) (19.3) 317.6$ (23.3)$ (0.1)$ 37.4$ 303.6$ Weighted-Average Number of Common Shares Outstanding - Basic 393.5 393.5 Add: Effect of Dilutive Securities Restricted Stock, Stock Options and Other Equity Aw ards 11.7 1.0 10.7 Weighted-Average Number of Common Shares Outstanding - Diluted 405.2 1.0 404.2 Earnings Per Share Available to IPG Common Stockholders - Basic 0.81$ (0.06)$ (0.00)$ 0.10$ 0.77$ Earnings Per Share Available to IPG Common Stockholders - Diluted 0.78$ (0.06)$ (0.00)$ 0.09$ 0.75$ Three Months Ended December 31, 2016 Net Income Available to IPG Common Stockholders (1) The following table reconciles our reported results to our adjusted non-GAAP results that exclude the net losses on sales of businesses, the effect of the adoption of ASU 2016-09, and a benefit related to refunds to be claimed on future amended U.S. federal returns for tax years 2014 and 2015 primarily related to foreign tax credits and, to a lesser extent, research and development credits based on the conclusion of multi-year studies. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. Reconciliation of Adjusted Results (1) (Amounts in Millions, except per share amounts) Page 24

Reconciliation of Adjusted Results (1)

	Twelve Months Ended December 31, 2016						
	As Reported	Net Losses on Sales of Businesses	Valuation Allowance Reversals	Adoption of ASU 2016-09	Settlement of Certain Tax Positions	U.S. Federal Tax Credits	Adjusted Results
Income Before Income Taxes	$ 830.2	$ (41.4)					$ 871.6
Provision for Income Taxes	198.0	2.4	$ 12.2	$ 10.4	$ 23.4	$ 44.6	291.0
Effective Tax Rate	***23.8%***						***33.4%***
Equity in Net Income of Unconsolidated Affiliates	0.3						0.3
Net Income Attributable to Noncontrolling Interests	(24.0)						(24.0)
Net Income Available to IPG Common Stockholders	$ 608.5	$ (39.0)	$ 12.2	$ 10.4	$ 23.4	$ 44.6	$ 556.9
Weighted-Average Number of Common Shares Outstanding - Basic	397.9						397.9
Add: Effect of Dilutive Securities							
Restricted Stock, Stock Options and Other Equity Awards	10.1			1.0			9.1
Weighted-Average Number of Common Shares Outstanding - Diluted	408.0			1.0			407.0
Earnings Per Share Available to IPG Common Stockholders - Basic	$ 1.53	$ (0.10)	$ 0.03	$ 0.03	$ 0.06	$ 0.11	$ 1.40
Earnings Per Share Available to IPG Common Stockholders - Diluted	$ 1.49	$ (0.10)	$ 0.03	$ 0.03	$ 0.06	$ 0.11	$ 1.37

(1) The following table reconciles our reported results to our adjusted non-GAAP results that exclude the net losses on sales of businesses, valuation allowance reversals as a result of the disposition of businesses in Continental Europe, the effect of the adoption of ASU 2016-09, the release of reserves related to the conclusion and settlement of a tax examination of previous tax years, and a benefit related to refunds to be claimed on future amended U.S. federal returns for tax years 2014 and 2015 primarily related to foreign tax credits and, to a lesser extent, research and development credits based on the conclusion of multi-year studies. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Page 25

(Amounts in Millions, except per share amounts)

Reconciliation of Adjusted Results [1]

	Three Months Ended December 31, 2015			Twelve Months Ended December 31, 2015		
	As Reported	Loss on Sales of Businesses	Adjusted Results	As Reported	Loss on Sales of Businesses	Adjusted Results
Income Before Income Taxes	$ 427.8	$ (12.0)	$ 439.8	$ 762.2	$ (50.0)	$ 812.2
Provision for Income Taxes	145.4	0.2	145.6	282.8	2.9	285.7
Effective Tax Rate	*34.0%*		*33.1%*	*37.1%*		*35.2%*
Equity in Net Income of Unconsolidated Affiliates	0.5		0.5	1.1		1.1
Net Income Attributable to Noncontrolling Interests	(22.6)		(22.6)	(25.9)		(25.9)
Net Income Available to IPG Common Stockholders	$ 260.3	$ (11.8)	$ 272.1	$ 454.6	$ (47.1)	$ 501.7
Weighted-Average Number of Common Shares Outstanding - Basic	403.4		403.4	408.1		408.1
Add: Effect of Dilutive Securities						
Restricted Stock, Stock Options and Other Equity Awards	8.9		8.9	7.6		7.6
Weighted-Average Number of Common Shares Outstanding - Diluted	412.3		412.3	415.7		415.7
Earnings Per Share Available to IPG Common Stockholders - Basic	$ 0.65	$ (0.03)	$ 0.67	$ 1.11	$ (0.12)	$ 1.23
Earnings Per Share Available to IPG Common Stockholders - Diluted	$ 0.63	$ (0.03)	$ 0.66	$ 1.09	$ (0.12)	$ 1.21

(1) The following table reconciles our reported results to our adjusted non-GAAP results that exclude the losses on sales of businesses in our international markets, primarily in Latin America and Continental Europe. This amount includes losses on completed dispositions and the classification of certain assets as held for sale during the third and fourth quarters of 2015. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Page 26

IPG

(Amounts in Millions, except per share amounts)

$60 $112 $108 $58 $13 $30 $16 $0 $25 $50 $75 $100 $125 2016 2017 2018 2019 2020 2021 2022+ Actual Estimated Acquisition Payment Obligations (1) ($ in Millions) Page 27 (1) Amounts represent payments related to our previous acquisitions. Amounts include deferred payments and payments we may be required to make in connection with our redeemable noncontrolling interests and call options with affiliates. With respect to redeemable noncontrolling interests and call options with affiliates, these estimated payment amounts are shown as an obligation in the earliest year in which they are exercisable, though some are eligible for exercise in multiple years. The payment amounts are based on current estimates of financial performance and are subject to change. (2) 2016 payments include $19 recorded within Operating Activities in our Statement of Cash Flows. (2)

Metrics Update

Metrics Update Page 29 REVENUE By Client Sector SALARIES & RELATED Twelve Months Ended (% of revenue) Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help OFFICE & GENERAL Twelve Months Ended (% of revenue) Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G REAL ESTATE Total Square Feet FINANCIAL Available Liquidity $1.0 Billion 5-Year Credit Facility Covenants Category Metric

Revenue By Client Sector Page 30 Top 100 Clients for the twelve months ended December 31 Approximately 55% of consolidated revenue (Unaudited data) Health Care 20% Tech & Telecom 20% Auto & Transportation 17% Food & Beverage 12% Consumer Goods 9% Financial Services 10% Retail 6% Other 6% 2015 Health Care 21% Tech & Telecom 21% Auto & Transportation 16% Food & Beverage 13% Consumer Goods 8% Financial Services 9% Retail 6% Other 6% 2016

64.0% 63.8% 64.2% 61.0% 63.0% 65.0% 67.0% 2014 2015 2016 % of Revenue Salaries & Related Expenses Page 31 Twelve Months Ended December 31

######## 9/30/2008 6/30/2008 3/31/2008 45.2% 45.7% 52.6% 52.7% 40.0% 45.0% 50.0% 55.0% Base, Benefits & Tax Three Months Twelve Months 0.6% 1.0% 0.9% 0.9% 0.0% 1.0% 2.0% 3.0% Severance Expense Three Months Twelve Months 3.3% 3.2% 3.7% 3.6% 0.0% 2.0% 4.0% 6.0% Temporary Help Three Months Twelve Months 4.8% 3.4% 4.0% 3.7% 0.0% 2.0% 4.0% 6.0% Incentive Expense Three Months Twelve Months 2016 2015 Salaries & Related Expenses (% of Revenue) Page 32 Three and Twelve Months Ended December 31 “All Other Salaries & Related,” not shown, was 3.9% and 2.9% for the three months ended December 31, 2016 and 2015, respectively, and 3.0% and 2.9% for the twelve months ended December 31, 2016 and 2015, respectively.

25.6% 24.7% 23.8% 22.0% 24.0% 26.0% 28.0% 2014 2015 2016 % of Revenue Office & General Expenses Page 33 Twelve Months Ended December 31

######## 9/30/2008 6/30/2008 3/31/2008 1.5% 1.7% 1.5% 1.6% 0.0% 1.0% 2.0% 3.0% Professional Fees Three Months Twelve Months 5.7% 5.8% 6.5% 6.3% 3.0% 5.0% 7.0% 9.0% Occupancy Expense (ex-D&A) Three Months Twelve Months 2.7% 3.1% 3.1% 3.3% 2.0% 3.0% 4.0% 5.0% T&E, Office Supplies & Telecom Three Months Twelve Months 10.9% 12.4% 12.7% 13.5% 10.0% 12.0% 14.0% 16.0% All Other O&G Three Months Twelve Months Office & General Expenses (% of Revenue) Page 34 Three and Twelve Months Ended December 31 2016 2015 “All Other O&G” primarily includes production expenses and, to a lesser extent, depreciation and amortization, bad debt expense, adjustments to contingent acquisition obligations, foreign currency losses (gains), spending to support new business activity, net restructuring and other reorganization-related charges (reversals), long-lived asset impairments and other expenses.

10.5 10.8 10.0 10.1 9.9 10.0 10.1 10.0 10.0 10.1 2.1 1.6 1.9 1.5 1.2 1.1 0.8 0.5 0.4 0.3 8.0 10.0 12.0 14.0 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Occupied Sublease/Vacant 10.9 11.111.1 11.6 11.9 12.4 10.5 10.4 12.6 10.4 Real Estate Page 35 (Amounts in Millions) Total Square Feet as of December 31,

$1,510 $680 $675 $895 $1,101 $996 $996 $995 $995 $995 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 12/31/2015 3/31/2016 6/30/2016 9/30/2016 12/31/2016 Cash, Cash Equivalents and Short-Term Marketable Securities Available Committed Credit Facility Available Liquidity ($ in Millions) Page 36 Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facility

Twelve Months Ending December 31, 2016 I. Interest Coverage Ratio (not less than): 5.00x Actual Interest Coverage Ratio: 18.53x II. Leverage Ratio (not greater than): 3.50x Actual Leverage Ratio: 1.43x Interest Coverage Ratio - Interest Expense Reconciliation Twelve Months Ending December 31, 2016 Interest Expense: $90.6 - Interest income 20.1 - Other 6.6 Net interest expense : $63.9 EBITDA Reconciliation Twelve Months Ending December 31, 2016 Operating Income: $938.0 + Depreciation and amortization 245.8 EBITDA : $1,183.8 Covenants $1.0 Billion 5-Year Credit Facility Covenants ($ in Millions) Page 37 (1) (1) Calculated as defined in the Credit Agreement. (1)

Cautionary Statement Page 38 This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ➔ potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ➔ our ability to attract new clients and retain existing clients; ➔ our ability to retain and attract key employees; ➔ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy; ➔ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ➔ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and ➔ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world. Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.